POWER OF ATTORNEY

         I hereby appoint Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                                 s/ Michael T. Chalifoux
                                                 Michael T. Chalifoux
                                                 Sr. Vice President
                                                 Chief Financial Officer

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                  Signature:  s/Richard N. Cooper

                                  Print Name:  Richard N. Cooper

                                  Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                    Signature:  s/Barbara S. Feigin

                                    Print Name:  Barbara S. Feigin

                                    Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                  Signature:  s/Theodore D. Nierenberg

                                  Print Name:  Theodore D. Nierenberg

                                  Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Hugh G. Robinson

                                 Print Name:  Hugh G. Robinson

                                 Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                  Signature:  s/Walter J. Salmon

                                  Print Name:  Walter J. Salmon

                                  Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                Signature:  s/Mikael Salovaara

                                Print Name:  Mikael Salovaara

                                Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.


                                             s/Richard L. Sharp
                                             Richard L. Sharp, Chairman,
                                             President and Chief
                                             Executive Officer

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                 Signature:  s/Edward Villanueva

                                 Print Name:  Edward Villanueva

                                 Title:  Director

                                POWER OF ATTORNEY

         I hereby appoint Michael T. Chalifoux or Richard L. Sharp my true and lawful attorney-in-fact to sign on my behalf, as an individual and in the capacity stated below, the Annual Report on Form 10-K of Circuit City Stores, Inc. for its fiscal year ended February 29, 1996 and any amendment with such attorney-in-fact may deem appropriate or necessary.

                                Signature:  s/Alan Wurtzel

                                Print Name:  Alan Wurtzel

                                Title:  Vice-Chairman and Director